Exhibit 32.1

Certification Pursuant to

18 U.S.C. Section 1350

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Rogers Communications Inc.

In connection with the Annual Report on Form 40-F of Rogers Communications Inc., a corporation organized under the laws of British Columbia (the “Company”), for the period ending December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

1. the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 11, 2016	“Jonathan Guy Laurence”
Jonathan Guy Laurence
Director and President and Chief Executive Officer

Dated: February 11, 2016	“Anthony Staffieri”
Anthony Staffieri, FCPA, FCA
Chief Financial Officer

Certification Pursuant to

18 U.S.C. Section 1350

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Rogers Communications Canada Inc.

In connection with the Annual Report on Form 40-F of Rogers Communications Inc., a corporation organized under the laws of British Columbia (the “Company”), for the period ending December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of Rogers Communications Canada Inc. certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

1. the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 11, 2016	“Anthony Staffieri”
Anthony Staffieri, FCPA, FCA
Chief Financial Officer

Dated: February 11, 2016	“Paulina Molnar”
Paulina Molnar, CPA, CA
Senior Vice-President, Controller